UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                  Amendment No. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  JANUARY 13, 2005

                         COMMISSION FILE NO.:  000-49933

                         NATIONAL PARKING SYSTEMS, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               NEVADA                                95-4886472
   ----------------------------          ---------------------------------
   (STATE OR OTHER JURISDICTION          (IRS EMPLOYER IDENTIFICATION NO.)
      OF  INCORPORATION)

              200 HANNOVER PARK ROAD, SUITE 120, ATLANTA, GA 30350
                 -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (770) 650-1733
                                 --------------
                            (ISSUER TELEPHONE NUMBER)


     This Report on Form 8-K/A is being filed by the Registrant to update the risk factors found in this Report, update the business information, and to provide the audited financial information for both ABS Holding Company, Inc. and BH Holding Company, Inc.

ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

See  Item  2.01  below.

ITEM  2.01.  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On January 13, 2005, National Parking Systems, Inc. (the "Company"), acquired 100% of the issued and outstanding shares of ABS Holding Company, Inc., a Nevada corporation ("ABS") and BH Holding Company, Inc., a Nevada corporation ("BH") in exchange for 40,350,000 restricted shares (the "Shares") of the Company's common stock ("Common Stock"), an aggregate of $86,750 in Junior Convertible Debentures ("Junior Debentures"), and the assumption of $335,000 of ABS's and BH's obligations under Senior Secured Convertible Debenture (the "Senior Debenture") (collectively, the "Exchange"), in connection with a Stock Exchange Agreement, entered into between the Company, ABS, BH, The Morpheus Trust ("Morpheus"), Livingston Investments, Ltd. ("Livingston"), Burton Partners, LLC ("Burton"), Picasso, LLC ("Picasso"), and The Gateway Real Estate Investment Trust ("Gateway") (the "Exchange Agreement").

     In connection with the Exchange Agreement, the Company also entered into a Security Agreement providing that the Senior Debenture shall be secured by all of the assets of the Company ("Security Agreement").

     Pursuant to the Exchange, the Company's Chief Executive Officer, Marc Ebersole, who was the sole shareholder of the common stock of both ABS and BH prior to the Exchange, received 32,600,000 restricted shares of the Company's common stock in exchange for his common stock shares of ABS and BH. Mr. Ebersole subsequently transferred 1,100,000 of those shares to two individuals, and 1,000,000 restricted shares to his niece, Christine Ebersole, who is also an employee of the Company. Additionally, Morpheus, Livingston, Burton, Picasso and Gateway ("Preferred Stock Sellers") each exchanged 1,000 preferred shares of ABS and 1,000 preferred shares of BH, representing 100% of the total outstanding preferred stock shares of both ABS and BH, for 1,550,000 restricted shares of the Company's common stock and a $17,350 debenture, for an aggregate of 7,750,000 shares and $86,750 in debentures.

JUNIOR  DEBENTURES
------------------

     In addition to the 1,550,000 restricted shares of the Company's common stock which each of the Preferred Stock Sellers received, each Preferred Stock Seller received a Junior Debenture in the amount of $17,350, for a total of $86,750. The Junior Debentures do not bear interest and are payable on January 31, 2010. Additionally, the Junior Debentures are convertible at the request of the holder, at the lesser of (i) 30% of the average of the three lowest closing prices in the twenty (20) trading days immediately preceding the date of conversion or (ii) $0.001. Each Junior Debenture has a provision limiting the Junior Debenture holder to not beneficially own more than 4.99% of the Company's outstanding common stock However, in the event of an event of default under the Junior Debentures, the conversion price will be 50% of the conversion price then in effect, and if an event of default continues for Sixty (60) days, the 4.9% ownership limit will not apply.

     The main events of default under the Junior Debentures include: if the Company does not make the payment of the principal of the Junior Debenture when it becomes due, the Company does not issue the proper amount of shares, within seven business days of the Company's receipt of a valid notice of conversion, the Company defaults under any indebtedness or obligation where the amount is equal to at least $100,000, the Company's common stock is delisted from any securities exchange, or if the Company commences a voluntary petition under bankruptcy law. If an event of default occurs under the Junior Debenture, the Preferred Stock Seller may declare the remaining principal amount of the Junior Debenture immediately due and payable.

     Pursuant to each Junior Debenture, the Preferred Stock Sellers can currently each convert their $17,350 Junior Debenture into 17,350,000 shares of the Company's common stock, based on a conversion price of $0.001, provided however that under each Junior Debenture no Preferred Stock Seller may hold more than 4.99% of the Company's outstanding common stock at one time.

SENIOR  DEBENTURE
-----------------

     In connection with the Exchange, the Company assumed ABS's and BH's obligations under a $1,000,000 Senior Secured Convertible Debenture, entered into between ABS, BH and Hyde Investments, Ltd. ("Hyde") as of October 15, 2004. Currently $335,000 has been advanced by Hyde pursuant to the Senior Debenture. Under the Senior Debenture, the Company is obligated to pay interest on the outstanding amount of the Senior Debenture at the rate of Ten Percent (10%) per year, payable on the first day of each month, until the principal amount is paid in full or the total amount owed is converted. The maturity date of the Senior Debenture is October 15, 2005. The Senior Debenture is personally guaranteed by the Company's Chief Executive Officer, Marc Ebersole.

     The conversion rate of the Senior Debenture is the lower of (i) 30% of the average of the three lowest closing prices in the twenty (20) trading days immediately preceding the date of conversion or (ii) $0.10. An event of default under the Senior Debenture occurs if, the Company does not make payment of the principal of the Senior Debenture when due and payable at maturity, the Company does not make a payment other than the total owed at maturity within five (5) days of the due date, the Company defaults under any indebtedness or obligation where the amount is equal to at least $100,000, or if the Company commences a voluntary petition under bankruptcy law, among others. Upon an event of default under the Senior Debenture, Hyde may declare the remaining amount of the principal, together with all accrued interest to be due and payable.

                            DESCRIPTION OF BUSINESSES
                            -------------------------

     BH, was incorporated in the State of Nevada on November 4, 2004. BH operates through its wholly owned subsidiary, J & K Parking, d/b/a B&H Parking, a Georgia corporation ("J&K") that specializes in valet parking services and was purchased by BH in November 2004. At the time J&K was purchased by BH, it was co-owned by the Company's Chief Executive Officer, Marc Ebersole, and Scott Pringle, who is unaffiliated with the Company. BH purchased J&K for a) $175,000 in cash, b) $25,000 in the form of a promissory note payable to Mr. Pringle, in connection with a Covenant Not to Compete, of which approximately $14,583 remains unpaid, c) $30,000 in the form of a promissory note to Mr. Ebersole, which bears interest at 18% per year, and is payable in monthly installments of $900 for the first year, with the remaining balance, payable on December 1, 2005, of which approximately $19,000 currently remains unpaid, and d) 10,000 shares of BH common stock which were granted to Mr. Ebersole, and later exchanged with the Company pursuant to the Exchange, for ownership of J&K (throughout this Form 10-KSB, references to BH include J&K).

     Under Mr. Pringle's Covenant Not to Compete, he agreed not to engage in, be employed in, or have any interest in any occupation or business similar to that of BH, within the Southeast United States, including Georgia, Alabama, Louisiana, Tennessee, Florida, South Carolina, North Carolina and any location where BH conduces valet parking, parking management and vehicle immobilization, for three (3) years from the date of the closing of the Covenant Not to Compete, which was November 2, 2004, in return for the $25,000 promissory note.

     BH currently operates in the Atlanta, Georgia, area, however, BH plans to expand its operations to other locations in the future, as part of its business plan.

     The bulk of BH's clients, approximately 90%, are ongoing relationships, however BH routinely gets calls from individuals and entities which are having private parties and need valet parking services on an intermittent basis. Currently, BH operates valet operations in approximately 22 locations. Additionally, for some of BH's ongoing clients, BH not only supplies the valet parking employees, but also has control over the parking lots of these clients. As a result of fluctuations in seasonal need for valet parking services, the Company is busier in the winter and spring and around convention season in Atlanta.

INSURANCE

     Currently, BH employees park approximately 25,000-30,000 cars a week. Because of this, BH carries garage keeper's liability insurance on its parkers and operations, whereby BH is covered if any damage occurs to the cars they are parking or anything is stolen from the cars themselves. BH averages one claim a week for damage done to the cars they park, which is normally just dents or dings. The average claim made to BH is approximately $875. BH's current insurance carries a $2,500 deductible per claim. Therefore, it has been BH's policy not to submit claims to its insurance company unless the estimated loss is greater than $5,000 and as a result, BH chooses to pay almost all its claims itself.

EMPLOYEE  SCREENING

     Strangers trust BH employees with their cars and their belongings when they valet park with BH, because of this, BH takes precautions in who they hire to work as valets. BH screens potential employees by looking at their motor vehicle report, and will disqualify job candidates based on things like excessive speeding tickets and reckless driving charges.

                            ABS HOLDING COMPANY, INC.
                            -------------------------

     ABS, which is in the business of providing vehicle immobilization services to parking lot owners in Atlanta, Georgia, was incorporated in the State of Nevada on November 4, 2004. In November 2004, ABS purchased the assets of Blue Sky Parking, Inc. ("Blue Sky"). Blue Sky had obtained its assets from Advanced Booting Services, Inc., which was originally co-founded by the Company's Chief Executive Officer, Marc Ebersole, in November 1999, and later sold to Blue Sky, in August 2003. The assets of Blue Sky were purchased by ABS for $200,000, of which $100,000 was paid in cash and $100,000 in the form of a promissory note to Blue Sky. The $100,000 note bears no interest and is payable in thirty-six installments of $2,777.78, of which approximately $86,111 remains to be paid as of the filing of this report.

     ABS owns approximately Twenty-Five (25) vehicle immobilization boots, which are attached to the wheel of a vehicle which is illegally parked, and are intended to prevent that vehicle from moving until the owner pays a fine, which is currently $55.00.

     ABS currently has contracts to provide booting services to three parking locations, one owned by Parking Company of America, one owned by Lanier Parking and one owned by Atlanta Loft Company. The Company had provided booting services to the Around Lenox shopping center; however, the Company has ceased providing services to Around Lenox as of January 30, 2005.

     When someone is illegally parked in one of ABS's client's parking lots, the client or another individual in charge of the client's parking lot will call ABS to provide booting services. ABS contracts with approximately six independent booters, who have permits granted by the Atlanta Police Dept. When ABS gets a call, they contact one of their booters who will then find the illegally parked vehicle and install a boot on one of the vehicle's tires. The vehicle owner must then pay $50.00 to get the boot removed from his vehicle. ABS receives the majority of that payment, with the independent contractor booters being paid a set amount by the Company, for each boot they attach.

BUSINESS  DEVELOPMENT

     The Company's goal is to grow its operations by acquiring additional booting and/or parking companies, which may include valet parking, parking management, parking control, or parking equipment companies, or possibly purchasing existing parking lots or lots which the Company can make into parking lots. The amount of money the Company will require for these acquisitions is dependent on what acquisitions the Company may choose to make.

COMPETITIVE  BUSINESS  CONDITIONS

     The valet parking and vehicle immobilization industries are highly competitive. Currently, BH is well diversified and has many clients, while ABS depends on two main clients for its revenues, one of which has given notice to the Company that they will no longer require the Company's services. BH has approximately three competitors in the Atlanta Georgia area.

COPYRIGHTS,  PATENTS,  TRADEMARKS  &  LICENSES

     Neither ABS nor BH have any copyrights, patents, trademarks, or other types of intellectual property. ABS does hold a license for booting services in the Atlanta, Georgia area.

NEED  FOR  GOVERNMENTAL  APPROVAL  AND  THE  EFFECTS  OF  REGULATIONS

     In connection with ABS's vehicle immobilization services, ABS must be licensed by the city of Atlanta, Georgia, to operate its booting operations. Additionally, the booters which the Company deals with must have permits issued by the Atlanta Police Department. In the past, the Company has not had any trouble obtaining its license to operate its booting services, which are valid for one year from the date of issuance.

RESEARCH  &  DEVELOPMENT  OVER  THE  PAST  TWO  YEARS

     Neither BH nor ABS has spent any money on research and development since they were incorporated in November 2004.

EMPLOYEES

     BH  currently  employs  two (2) full-time employees and approximately fifty
(50) independent contractors, as valet parking personnel, although the number of parking personnel employed by BH varies seasonally.

     ABS currently employs two (2) individuals on a full-time basis and approximately four (4) independent contractors who actually attach ABS's vehicle immobilization boots to the illegally parked vehicles.

DESCRIPTION  OF  PROPERTY

     The Company currently rents approximately 1,530 square feet of office space at 200 Hannover Park Road, Suite 120, in Atlanta, Georgia, at a current monthly rental cost of $1,404.00. The Company's current lease began on April 1, 2004, and will expire on March 31, 2009. The Company paid rent of $1,350 per month from April 1, 2004 to March 30, 2004. The Company's rent will increase to $1,460.16 per month from April 1, 2006 to March 30, 2007, $1,518.57 from April 1, 2007 to March 30, 2008 and $1,579.31 from April 1, 2008 to March 30, 2009.

LEGAL  PROCEEDINGS

     Allstate filed a lawsuit in Fulton County, GA, against the Company, in December 2004, alleging property damage, which was settled by the Company in March 2005, for $4,900, to be paid by the Company at the rate of $150 per month.

     David Adams filed a lawsuit against the Company in February 2004, alleging $28,000 in damages caused to his car as a result of it being stolen from one of the lots that BH services. The court granted the Company's Motion for Summary Judgment in January 2005, and Adams subsequently filed an appeal which was dismissed by the court in January 2005.

     From time to time, we may become party to litigation or other legal proceedings that we consider to be a part of the ordinary course of our business. Other than the legal proceedings listed above, which have both been settled or dismissed, we are not currently involved in legal proceedings that could reasonably be expected to have a material adverse effect on our business, prospects, financial condition or results of operations. However, we may become involved in material legal proceedings in the future.

                                  RISK FACTORS
                                ----------------

NEED  FOR  ADDITIONAL  FINANCING.

     The Company can continue its current operations indefinitely, assuming the Company has approximately the same number of clients and receives approximately the same amount of income from its services. However, the Company's goal is to grow its operations by acquiring additional booting and/or parking companies, which may include valet parking, parking management, parking control, or parking equipment companies, or possibly even the purchase existing parking lots or lots which can be made into parking lots. The amount of money the Company will require for these acquisitions is dependent on what acquisitions the Company may choose to make. While the amount of additional financing the Company will require for these acquisitions is currently unknown, the Company anticipates that it will require a substantial amount of additional financing. Currently, the Company does not have any commitments or identified sources of capital from third parties or from the Company's officers, directors or majority shareholders. There is no assurance that additional financing will be available on favorable terms, if at all. If the Company is unable to raise such financing, it may not be able to complete any acquisitions, and may be forced to curtail or abandon its business plan.

WE HAVE SIGNIFICANT DEBTS FOR WHICH WE HAVE PAYMENT OBLIGATIONS WE MAY NOT MEET

     We had a current portion of long-term debt of $346,827 and total liabilities of $555,376 at December 31, 2004. We had current assets of $9,110 at December 31, 2004. Based on our financial condition, there are substantial risks that we will not meet our payment obligations. If any of our creditors were to seek repayment of amounts outstanding, the Company may be forced to curtail or abandon its business and an investment in our Company could become worthless.

WE  DEPEND  HEAVILY  ON  MARC  EBERSOLE,  THE  COMPANY'S CHIEF EXECUTIVE OFFICER

     The success of the Company depends heavily upon the personal efforts and abilities of Marc Ebersole, the Company's Chief Executive Officer and Director. The Company has entered into a Five (5) year employment agreement with Mr. Ebersole. However, the Company currently has no key man insurance or life insurance policies on Mr. Ebersole. The loss of Mr. Ebersole could have a material adverse effect on our business, results of operations and/or financial condition. In addition, the absence of Mr. Ebersole will force us to seek a replacement who may have less experience or who may not understand our business, or we may not be able to find a suitable replacement. If this were to happen, the Company may be forced to curtail or abandon its business plan.

GROWTH WILL PLACE SIGNIFICANT STRAINS ON OUR MANAGERIAL, ADMINISTRATIVE AND OTHER RESOURCES.

     Any growth that we experience is expected to place a significant strain on our managerial and administrative resources. Marc Ebersole is our only officer. We have limited employees who perform administrative functions. Further, if our business grows, we will be required to manage multiple relationships with various clients and third parties and numerous valet parking personnel. These requirements will be exacerbated in the event of further growth. There can be no assurance that our other resources such as our systems, procedures or controls will be adequate to support our growing operations or that we will be able to achieve the rapid execution necessary to successfully offer our services and implement our business plan. Assuming that our business grows, our future success will depend on our ability to add additional management and administrative personnel to help compliment our current employees as well as other resources. If we are unable to add additional managerial and administrative resources, it may prevent us from continuing our business plan and could have an adverse effect on the value of our securities.

MARC EBERSOLE CAN VOTE APPROXIMATELY 75.4% OF OUR COMMON STOCK AND CAN EXERCISE CONTROL OVER CORPORATE DECISIONS INCLUDING THE APPOINTMENT OF NEW DIRECTORS

     Marc Ebersole, our Chief Executive Officer, can vote an aggregate of 30,500,000 shares or approximately 75.4% of our outstanding common stock. Accordingly, Mr. Ebersole will exercise control in determining the outcome of all corporate transactions and other matters, including the election of directors, mergers, consolidations, the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. Any investors who purchase shares of the Company's common stock, will be minority shareholders and as such will have little to no say in the direction of the Company and the election of Directors. Additionally, it will be difficult if not impossible for investors to remove Mr. Ebersole as a Director of the Company, which will mean he will remain in control of who serves as officers of the Company, as well as whether any changes are made in the Company's Board of Directors. As a potential investor in the Company, you should keep in mind that even if you own shares of the Company's Common Stock and wish to vote them at annual or special shareholder meetings, your shares will likely have little effect on the outcome of corporate decisions.

THE  COMPANY  FACES  POTENTIAL LIABILITY FOR ITS VEHICLE IMMOBILIZATION SERVICES

     The Vehicle Immobilization business is regulated in some jurisdictions, which may have an impact on ABS's ability to expand its operations. For example, if ABS decides to expand into areas where regulations exist, it benefits ABS because there is already a statutory framework which specifically sets forth what is permitted and what is not permitted of vehicle immobilization services, assuming that ABS can obtain licenses to operate in these areas. If however, ABS decides to try to expand into a jurisdiction where there no regulations in place, ABS has less guidance as to what is permitted. Therefore, it is more risky to expand in those jurisdictions. The Company may face potential liability for vehicle immobilization services which it conducts, especially in those jurisdictions without regulatory statutes already in place. As a result of this liability, the Company could be forced to expend money in defending itself or paying judgments, which could cause the Company's revenues to decrease, causing a decline in the Company's securities.

THE COMPANY FACES POTENTIAL LIABILITY FOR THE ACTIONS OF ITS VALET EMPLOYEES AND DAMAGE WHICH MAY OCCUR TO THE VEHICLES THEY PARK.

     The Company screens potential valet employee's motor vehicle records before deciding on hiring them as independent contractors. However, there is still the chance that through an employee's actions, damage could be caused to a vehicle they are parking. Additionally, the Company currently averages one claim per week from someone alleging that their vehicle was dented or dinged while in the care of the Company's valets. The Company currently carries garage keepers insurance to cover these incidents, but in the future, should the Company lose this coverage, or the Company's insurance does not cover these incidents, the Company could be forced to expend substantial resources in litigating or settling these matters. If this were to happen, it would cause the Company's revenues to decrease and cause the Company's securities to decline in value.

THE CITY OF ATLANTA, GEORGIA, COULD STOP ISSUING LICENSES AND PERMITS AND/OR DISALLOW FURTHER BOOTING ACTIVITIES

     Currently, the city of Atlanta, Georgia, regulates the Company's booting activities and issues yearly licenses for booting services. Additionally, the booters who put the Company's boots on the vehicles, to immobilize them, must have permits from the Atlanta police Dept. If the city of Atlanta refuses to renew the Company's license, disallows further booting, or the Atlanta police department fails to issue permits to booters, the Company could be forced to expend additional resources to obtain new booters or a new license, and there can be no assurance that the Company will be able to retain such new booters or obtain a new license on favorable terms, or at all. If this were to happen, it will likely cause the value of the Company's securities to decrease.

THE ISSUANCE AND SALE OF COMMON STOCK UNDERLYING THE JUNIOR DEBENTURES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.

     As of the filing of this Form 10-KSB, we had 40,425,011 shares of common stock outstanding, which does not include 3,000,000 shares of Common Stock which we have agreed to issue to London Finance Group, Ltd. in connection with a Consulting Agreement (see "Consulting Agreement," under Item 8.01. The Preferred Stock Sellers may convert their Junior Debentures into 86,750,000 shares of our common stock at a conversion price of $0.001 per share, of which no shares have been issued as of the date of this report. Even though the Preferred Stock Sellers cannot own more than 4.99% of our outstanding common stock at any one time, they can continuously convert their debt and sell their sales over a period of time and stay below the 4.99% maximum ownership limit. As sequential conversions and sales take place, the price of our common stock may decline and other shareholders in the Company may have their shares diluted by the conversions of the Preferred Stock Sellers.

THE  COMPANY  FACES  COMPETITION  FOR  ITS  SERVICES

     The Company faces intense competition for both its valet parking services and its vehicle immobilization services. These competitors include larger companies which compete with the Company in both the valet parking and vehicle immobilization industries, those companies may have financial resources, equipment, and expertise in the valet parking and vehicle immobilization fields which is greater than the Company's. As a result, the Company may be unable to compete with these larger companies and may be forced to abandon or curtail its business plan.

ABS CURRENTLY RELIES ON THREE MAJOR CUSTOMERS FOR ITS REVENUE, ONE WHICH HAS GIVEN NOTICE TO THE COMPANY

     All of ABS's revenue currently comes from three major clients, Parking Company of America, Lanier Parking and Atlanta Loft Company, which is a shopping center in Atlanta, Georgia. While the Company hopes to diversify ABS's client base in the future, if ABS were to lose its remaining customer, or fail to find additional clients for its booting services, it would have an adverse effect on the Company's operations. If this were to happen, the Company could be forced to abandon or curtail its vehicle immobilization operations, which would likely decrease the value of the Company's securities.

OUR AUDITORS HAVE EXPRESSED AN OPINION THAT THERE IS SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN.

     Our auditors have expressed an opinion that there is substantial doubt about our ability to continue as a going concern primarily because we have incurred cumulative net operating losses of $69,81272,324 since inception, and had a working capital deficiency of $386,6688 as of December 31, 2004. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The financial statements do not include any adjustments that might result from our inability to continue as a going concern. If we are unable to continue as a going concern, you will lose your entire investment.

IF  THERE  IS  A  MARKET  FOR OUR COMMON STOCK, OUR STOCK PRICE MAY BE VOLATILE.

     If there is a market for our common stock, we anticipate that such market will be subject to wide fluctuations in response to several factors, including, but not limited to:

     (1)  actual  or  anticipated  variations  in  our  results  of  operations;
     (2)  our  ability  or  inability  to  generate  new  revenues;
     (3)  the  number  of  shares  in  our  public  float;
     (4)  increased  competition;  and
     (5) conditions and trends in the parking and vehicle immobilization industries.

     Furthermore, because our Common Stock is traded on the NASD over the counter bulletin board, our stock price may be impacted by factors that are unrelated or disproportionate to our operating performance. These market fluctuations, as well as general economic, political and market conditions, such as recessions, interest rates or international currency fluctuations may adversely affect the market price of our common stock.

     Additionally, at present, we have a very limited number of shares in our public float, and as a result, there could be extreme fluctuations in the price of our common stock. Further, due to the limited volume of our shares which trade and our limited public float, we believe that our stock prices (bid, asked and closing prices) are entirely arbitrary, are not related to the actual value of the Company, and do not reflect the actual value of our common stock (and in fact reflect a value that is much higher than the actual value of our Common Stock). Shareholders and potential investors in our Common Stock should exercise caution before making an investment in the Company, and should not rely on the publicly quoted or traded stock prices in determining our Common Stock value, but should instead determine value of our Common Stock based on the information contained in the Company's public reports, industry information, and those business valuation methods commonly used to value private companies.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     In January 2005, the Company issued 40,350,000 restricted shares of the Company's common stock to one individual and five entities in connection with the Exchange Agreement. This issuance included the issuance of 32,600,000 restricted shares of the Company's Common Stock to the Company's Chief Executive Officer, Marc Ebersole, in connection with an Exchange Agreement entered into between Mr. Ebersole and the Company. Subsequent to this issuance, Mr. Ebersole transferred 1,100,000 restricted shares to two individuals, and 1,000,000 restricted shares to his niece, Christine Ebersole, who is also an employee of the Company, leaving him the current beneficial owner of 30,500,000 shares of the Company's Common Stock. The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuances did not involve a public offering, the recipients took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuances and no underwriting discounts or commissions were paid by the Company.

ITEM  5.01.  CHANGES  IN  CONTROL  OF  REGISTRANT

     As a result of the Exchange, the control of the Registrant shifted to the Company's current Chief Executive Officer and Director, Marc Ebersole, who will exercise significant control of the Registrant.

           NAME                 NO.  OF  SHARES(1)               PERCENTAGE(1)
         --------                 ------------                      -------
       Marc  Ebersole              30,500,000                        75.4%

(1) Subsequent to the Exchange, Mr. Ebersole transferred 1,100,000 shares to two individuals and 1,000,000 shares to his niece, Christine Ebersole, whose shares he disclaims beneficial ownership of, giving him total beneficial ownership of 30,500,000 shares of the Company's common stock.

(2) Using 40,425,011 shares outstanding as of April 1, 2005, which does not include 3,000,000 shares which the Company has agreed to issue to London Finance Group, Ltd. (see Item 8.01 Other Events, Consulting Agreement).


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) - On January 14, 2005, Ari Kaplan resigned from his position as a Director of the Company, leaving Marc Ebersole as the sole Director and officer of the Company.


ITEM  8.01.  OTHER  EVENTS

EMPLOYMENT  AGREEMENT

     On November 4, 2004, Marc Ebersole, the Company's Chief Executive officer entered into an Employment Agreement with the Company ("Employment Agreement"). Mr. Ebersole's duties under the Employment Agreement include responsibility for the day to day operations of the Company and other duties associated with his position as the Company's Chief Executive Officer. The term of the Employment Agreement is for a period of five (5) years terminating on October 31, 2009. Under the Employment Agreement, Mr. Ebersole is entitled to One Hundred and Twenty Thousand dollars ($120,000.00) a year ("Basic Compensation") and an automobile allowance of $950.00 a month, until such time as Mr. Ebersole's vehicle is paid in full. Additionally, Mr. Ebersole is eligible for annual bonuses under the Employment Agreement, not to exceed Fifty percent (50%) of the Basic Compensation. The Company also agreed to reimburse Mr. Ebersole for all necessary and usual expenses incurred by him on behalf of the Company.

     Under the Employment Agreement, Mr. Ebersole is entitled to paid vacation days pursuant to the Company's vacation policies, which shall not exceed fifteen
(15) days per year. Unused vacation days shall expire at the end of each calendar year. Additionally, under the Employment Agreement, the Company agrees to indemnify Mr. Ebersole for all claims and causes of action asserted against him relating to his position as an officer and Director of the Company, including reimbursement for all of the fees and expenses of his counsel associated with such claims and causes of actions.

     In connection with the Employment Agreement and BH's acquisition of J&K from Mr. Ebersole and Mr. Pringle, Mr. Ebersole signed a covenant not to compete ("Covenant"). Under the Covenant, Mr. Ebersole agreed not to engage in, be employed in, or have any interest in any occupation or business similar to that of BH or ABS, within the Southeast United States, including Georgia, Alabama, Louisiana, Tennessee, Florida, South Carolina, North Carolina and any location where BH and/or ABS conduces valet parking, parking management and vehicle immobilization, for three (3) years from the date of the termination of this employment with the Company.

CONSULTING AGREEMENT

     On January 5, 2005, the Company entered into a Consulting Agreement with London Finance Group, Ltd., a California corporation ("London") for management consulting to assist the Company in its operations, strategy and in its negotiations with vendors, negotiating and structuring business sales and/or acquisitions, assisting the Company with customers and strategic partners and the implementation of the Company's business plan (the "Consulting Agreement"). The term of the Consulting Agreement will be until January 21, 2007, and after that date either London or the Company may terminate the Consulting Agreement upon at least 90 days written notice. Pursuant to the Consulting Agreement, London shall be paid a non-refundable retainer in the amount of Five Thousand dollars ($5,000) a month, issued 3,000,000 unregistered shares of the Company's common stock, and given warrants to purchase up to 1,000,000 shares of the Company's common stock at $0.10 per share, ("Warrants") which vested immediately on January 5, 2005. Under the Consulting Agreement, the Company agreed that the shares issued to London shall be registered as soon as practicable under a Form S-8 or any other form of registration statement if Form S-8 is not available in the reasonable opinion of the Company's Board of Directors or counsel.

     Additionally, under the Consulting Agreement, London will receive a fee Equal to Ten percent (10%) of the aggregate consideration paid by the Company for any acquisition or sale of any business, corporation or division ("Consulting Fee"). The Consulting fee shall be paid to London in connection with stock purchase agreements, merger agreements, plans of reorganizations, asset purchase agreements and licensing agreements ("Transactions"), and shall be paid to London when the consideration for these agreements is actually paid by or received by the Company. The aggregate consideration paid by the Company shall include all cash and stock paid to the seller or sellers upon closing of the transaction in addition to any contingent payments to the seller or sellers, for the purposes of determining the Consulting Fee. Additionally, London shall be entitled to share in any fees or commissions payable to third parties in connection with any Transaction, and under the Consulting Agreement, the Company agreed to waive any conflict of interest that may arise due to the dual representation by London.

     Under the Consulting Agreement the Company, with London's consent, may choose to issue London its Consulting Fee in restricted common stock or freely tradable registered common stock. Restricted common stock shall be issued to London in consideration for the Consulting fee at a rate equal to the lesser of
(i) Fifty percent (50%) of the market price of the Company's common stock on the day prior to the closing date of the Transaction, or (ii) $0.10 per share. Registered common stock, without restrictive legend shall be issued to London in consideration for the Consulting Fee at a rate equal to Seventy percent (70%) of the market price of the Company's common stock on the day prior to the closing of the Transaction.

     Additionally, under the Consulting Agreement, the Company agreed to give London piggy back registration rights in the event the Company shall file a registration statement with the Securities and Exchange Commission.

     The Company may terminate the Consulting Agreement at any time for cause, if London engages in gross and willful misconduct that is materially and significantly injurious to the Company, and, after written notice of such conduct, London fails to cure such conduct within Thirty (30) days. After giving notice to London, London will be entitled to a hearing in front of the Company's entire Board of Directors, whereby it will have the opportunity to hear the Board's reason for termination and be given a chance to rebut the changes against it. In the event the Company terminates the Consulting Agreement without cause, the Company shall be obligated to pay London liquidated damages in the amount of (a) $250,000 or (b) the greater of (i) 1,000,000 shares of common stock (subject to adjustment for any stock splits or combinations) which shall be registered with the Securities and Exchange Commission or (ii) the total value of all fees and other compensation paid or payable to London over the 12 months prior to the date given by the Company of its intended intent to terminate the relationship.

     In connection with the Consulting Agreement the Company signed an Indemnification Agreement, whereby it agreed to hold London, its affiliates, directors, officers, agents and employees, including any person which provides consulting or other services to the Company, from any losses, claims, damages, judgments, assessments, costs and other liabilities incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation in connection with the Transactions.

     In connection with the Consulting Agreement, the Company and London entered into a Warrant Agreement for 1,000,000 Warrants to purchase shares of the Company's common stock ("Warrant Agreement"). The Warrants granted to London vested immediately on January 5, 2005, and shall remain valid until January 5, 2009. Under the Warrant Agreement, London shall only be entitled to exercise its Warrants if after exercised, London will beneficially own shares representing no more than 4.99% of the Company's outstanding common stock, unless waived by the Company in writing. The Warrants are exercisable at a price of $0.10 per share. Additionally, London has cashless exercise rights pursuant to the Warrants, whereby it can exercise its rights under the Warrant Agreement by accepting less shares and without paying any cash to the Company. Additionally, the Company gave London piggyback registration rights in connection with the Warrants, which means if the Company decides to file a registration statement for its securities in the future, London can give notice to the Company and have any shares which it was issued pursuant to the Warrants included in any registration statement.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(A)  FINANCIAL  STATEMENTS  BUSINESS ACQUIRED.

                         NATIONAL PARKING SYSTEMS, INC.
                (Formerly Cascade Mountain Mining Company, Inc.)

                          AUDITED FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

CONTENTS
-------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm             Page    F 1

Consolidated Balance Sheets                                                 F 2

Consolidated Statements of Operations                                       F 3

Consolidated Statements of Cash Flows                                       F 4

Consolidated Statements of Stockholders' Deficit                            F 5

Notes to Consolidated Financial Statements                                  F 6

                              MEYLER & COMPANY, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS
                                  ONE ARIN PARK
                                 1715 HIGHWAY 35
                              MIDDLETOWN, NJ 07748

             Report of Independent Registered Public Accounting Firm

To the Board of Directors
National Parking Systems, Inc.
Atlanta, GA

We have audited the accompanying consolidated balance sheets of National Parking Systems, Inc. (formerly Cascade Mountain Mining Company, Inc.) as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders' deficit, and cash flows for each of the two years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the consolidated financial statements, the Company has incurred net losses of $22,829 in 2004 and $49,495 in 2003, has a negative working capital of $386,668, a stockholders' deficit of $26,387 at December 31, 2004, and there are existing uncertain conditions the Company faces relative to its ability to obtain capital and operate successfully. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                                   /s/ Meyler & Company, LLC

Middletown, NJ
March 20, 2005

                                      F 1


                NATIONAL PARKING SYSTEMS, INC. AND SUBSIDIARIES
                (Formerly Cascade Mountain Mining Company, Inc.)

                           CONSOLIDATED BALANCE SHEETS

                                                         December 31,
                                                    --------------------
                                                       2004      2003
                                                    ---------  ---------
CURRENT ASSETS
  Cash                                              $  4,554
  Accounts receivable                                  4,556   $ 10,630
                                                    ---------  ---------
      Total Current Assets                             9,110     10,630
EQUIPMENT, net of accumulated depreciation            39,350

INTANGIBLE ASSETS
  Covenant not to compete, net of amortization of
    $11,221 in 2004                                  480,529
                                                    ---------  ---------

       Total Assets                                 $528,989   $ 10,630
                                                    =========  =========

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
  Bank overdraft                                               $  4,550
  Accounts payable                                  $  3,485
  Notes payable to an individual, unsecured           10,700
  Notes payable to related parties                    30,000     47,504
  Current portion of long-term debt                  346,827
  Accrued expenses                                     4,766
                                                    ---------  ---------
      Total Current Liabilities                      395,778     52,054
                                                    ---------  ---------

LONG-TERM DEBT
  Loans payable, net of current portion              159,598

STOCKHOLDERS' DEFICIT
   Preferred stock, par value $0.001 authorized
    10,000,000 shares, none issued and outstanding
  Common stock authorized 300,000,000
    shares; par value $0.001; issued
    and outstanding 40,425,011 shares
    at December 31, 2004                              40,425
  Common stock, authorized 5,000 shares, no
    par value; issued and outstanding 1,000 shares                1,000
  Paid-in capital
  Accumulated deficit                                (66,812)   (42,424)
                                                    ---------  ---------
      Total Stockholders' Deficit                    (26,387)   (41,424)
                                                    ---------  ---------
    Total Liabilities and Stockholders' Deficit     $528,989   $ 10,630
                                                    =========  =========

                See accompanying notes to financial statements.

                                      F 2


                NATIONAL PARKING SYSTEMS, INC. AND SUBSIDIARIES
                (Formerly Cascade Mountain Mining Company, Inc.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 Year Ended December 31,
                                                 -----------------------
                                                    2004        2003
                                                 ----------  -----------

NET SALES                                          $317,595     $253,559

COSTS AND EXPENSES
  Operating expenses                                308,678      293,718
  Interest expense                                    4,766        9,336
  Rent                                               15,109
  Depreciation and amortization                      11,871
                                                 ----------  -----------
    Total Costs and Expenses                        340,424      303,054

NET LOSS                                           $(22,829)    $(49,495)
                                                 ==========  ===========

NET LOSS PER COMMON SHARE
  (BASIC AND DILUTED)                                $(0.01)      $(0.01)
                                                 ==========  ===========

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING                             43,525,000   43,525,000
                                                 ==========  ===========

                See accompanying notes to financial statements.

                                      F 3


                 NATIONAL PARKING SYSTEMS, INC. AND SUBSIDIARIES
                (Formerly Cascade Mountain Mining Company, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                        Year Ended December 31,
                                                        -----------------------
                                                           2004        2003
                                                        ----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                $(22,829)  $(49,495)
  Adjustments to reconcile net loss to cash flows used
    in operating activities:
      Depreciation and amortization                         11,871
      Accounts receivable                                    6,074    (10,330)
      Accounts payable                                       3,485
      Accrued expenses                                       4,766
                                                        ----------  -----------
        Net Cash Flows Used in Operating Activities          3,367     (59,825)
                                                        ----------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Payments on notes payable to related parties              (9,638)      53,454
  Payments on debt                                         (13,625)
  Loan from individual                                      29,000
                                                        ----------  -----------
        Net Cash Flows from Financing Activities             5,737       53,454
                                                        ----------  -----------

INCREASE (DECREASE) IN CASH                                  9,104      (6,371)

CASH, (OVERDRAFT) BEGINNING OF PERIOD                       (4,550)       1,821
                                                        ----------  -----------

CASH, END OF PERIOD                                         $4,554      $(4,550)
                                                        ==========  ===========
SUPPLEMENTAL CASH FLOW
   INFORMATION:
  Issuance of notes/loans for equipment                    $40,000
  Issuance of note/loans for covenant-not-to-compete       491,750
  Notes payable to related parties                         (30,000)
  Notes payable for equipment                              (40,000)
  Senior Secured Convertible Note                         (275,000)
  Junior Convertible Debenture                             (86,750)
  Note payable for non-compete-agreement                  (100,000)

                See accompanying notes to financial statements.

                                      F 4


                                NATIONAL PARKING SYSTEMS, INC. AND SUBSIDIARIES
                               (Formerly Cascade Mountain Mining Company, Inc.)

                               CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

                                                                    Additional                      Total
                                              Common Stock            Paid in    Accumulated     Stockholders'
                                         Shares           Amount      Capital      Deficit         Deficit
                                     -------------      ----------   ---------   -----------     -------------
Issuance of shares to stockholders          1,000       $   1,000                                  $    1,000
Net income for year ended
  December 31, 2002                                                               $   7,071             7,071
                                     -------------      ----------   ---------   -----------     -------------
Balance, December 31, 2002                  1,000           1,000                     7,071             8,071
Net loss for the year ended
  December 31, 2003                                                                 (49,495)         (49,495)
                                     -------------      ----------   ---------   -----------     -------------
Balance, December 31, 2003                  1,000           1,000                   (42,424)         (41,424)
Additional capital contributed by
  Stockholders                                             37,866                                     37,866
                                     -------------      ----------   ---------   -----------     -------------
Balance prior to reverse merger             1,000          38,866                   (42,424)          (3,558)
Reverse merger (Note 1)
  Exchange of shares                       (1,000)        (38,866)  $   38,866
Outstanding common stock of
  National Parking Systems, Inc.      300,000,000         300,000    1,647,611   (1,947,611)
Redemption of shares at merger       (299,924,989)       (299,925)     299,925
Capitalization of prior losses                                      (1,946,052)   1,946,052
Issuance of shares on merger           40,350,000          40,350      (40,350)
Net loss for year ended
  December, 31, 2004                                                                (22,829)         (22,829)
                                     -------------      ----------   ---------   -----------     -------------

Balance, December 31, 2004             40,425,011         $40,425                 $ (66,812)       $ (26,387)
                                     =============      ==========   =========   ===========     =============

                See accompanying notes to financial statements.

                                      F 5

                 NATIONAL PARKING SYSTEMS, INC. AND SUBSIDIARIES
                (Formerly Cascade Mountain Mining Company, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2004

NOTE A -     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature  of  Business
--------------------

National Parking Systems, Inc. (the "Company") provides parking and valet services to establishments and booting services to parking garages and lots through its wholly owned subsidiaries: BH Holding Company, Inc. (a Nevada corporation) which owns J&K Parking, Inc. (a Georgia corporation) and ABS Holding Company, Inc. (a Nevada corporation).

Reverse  Merger
---------------

On January 13, 2005, the Company entered into a stock exchange agreement with Cascade Mountain Mining Company, Inc. ("Cascade") which subsequently changed its name to National Parking Systems, Inc. whereby Cascade issued 40,350,000 shares of its common stock to acquire National Parking Systems, Inc. Additionally, Cascade authorized a 1 for 4,000 reverse split of its common stock prior to the merger. In connection with the merger, National Parking Systems, Inc. became a wholly owned subsidiary of Cascade. Prior to the merger, Cascade was a non-operating "shell" corporation. Pursuant to Securities and Exchange Commission rules, the merger of a private operating company, National Parking Systems, Inc., into a non-operating public shell corporation, with nominal net assets, is considered a capital transaction. Prior to the merger, the officers and directors of Cascade resigned and were replaced with the officers and directors of National Parking Systems, Inc. For financial statement presentation, the merger has been reflected in the financial statements as though it occurred on December 31, 2004. The historical financial statements prior to December 31, 2004 are those of National Parking Systems, Inc. Since the merger is a recapitalization and not a business combination, pro forma information is not presented.

Going  Concern
--------------

As shown in the accompanying financial statements, the Company has incurred net losses of $22,829 in 2004 and $49,495 in 2003, has a negative working capital of $386,668, and a stockholders' deficit of $26,387 at December 31, 2004. Management's plans include the raising of capital through the equity markets to fund future operations, seeking additional acquisitions, and the generating of revenue through its business. Failure to raise adequate capital and generate adequate sales revenues could result in the Company having to curtail or cease operations. Additionally, even if the Company does raise sufficient capital to support its operating expenses and generate adequate revenues, there can be no assurances that the revenue will be sufficient to enable it to develop business to a level where it will generate profits and cash flows from operations. These matters raise substantial doubt about the Company's ability to continue as a going concern. However, the accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Cash  Equivalents
-----------------

For purposes of reporting cash flows, cash equivalents include investment instruments purchased with a maturity of three months or less.

                                      F 6

                 NATIONAL PARKING SYSTEMS, INC. AND SUBSIDIARIES
                (Formerly Cascade Mountain Mining Company, Inc.)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use  of  Estimates
------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property  and  Equipment  and  Depreciation
-------------------------------------------

Property and equipment is stated at cost and is depreciated using the straight line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.

Net Loss Per Common Share
-------------------------

The Company computes per share amounts in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share". SFAS No. 128 requires presentation of basic and diluted EPS. Basic EPS is computed by dividing the income (loss) available to Common Stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of Common Stock and Common Stock equivalents outstanding during the periods.

Consolidated Financial Statements
---------------------------------

The consolidated financial statements include the Company and its wholly owned subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.

Stock-Based Compensation
------------------------

SFAS No. 123, "Accounting for Stock-Based Compensation" prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires employee compensation expense to be recorded (1) using the fair value method or (2) using the intrinsic value method as prescribed by accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB25") and related interpretations with pro forma disclosure of what net income and earnings per share would have been if the Company adopted the fair value method. The Company accounts for employee stock based compensation in accordance with the provisions of APB 25. For non-employee options and warrants, the company uses the fair value method as prescribed in SFAS 123.

                                      F 7

                 NATIONAL PARKING SYSTEMS, INC. AND SUBSIDIARIES
                (Formerly Cascade Mountain Mining Company, Inc.)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2004

NOTE  A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Business Combinations and Goodwill
----------------------------------

In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, "Business Combinations". SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method.

In  July  2001,  the  FASB  issued  SFAS NO. 142, "Goodwill and Other Intangible
Assets", which the Company adopted during 2004. SFAS No. 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairment of goodwill.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 changes the accounting for long-lived assets to be held and used by eliminating the requirement to allocate goodwill to long-lived assets to be tested for impairment, by providing a probability weighted cash flow estimation approach to deal with situations in which alternative courses of action to recover the carrying amount of possible future cash flows and by establishing a primary-asset approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for long-lived assets to be held and used. SFAS No. 144 changes the accounting for long-lived assets to be disposed of other than by sale by requiring that the depreciable life of a long-lived asset to be abandoned be revised to reflect a shortened useful life and by requiring the impairment loss to be recognized at the date a long-lived asset is exchanged for a similar productive asset or distributed to owners in a spin-off if the carrying amount of the asset exceeds its fair value. SFAS No 144 changes the accounting for long-lived assets to be disposed of by sale by requiring that discontinued operations no longer be recognized at a net realizable value basis (but at the lower of carrying amount or fair value less costs to sell), by eliminating the recognition of future operating losses of discontinued components before they occur, and by broadening the presentation of discontinued operations in the income statement to include a component of an entity rather than a segment of a business. A component of an entity comprises operations and cash flows that can be clearly distinguished operationally, and for financial reporting purposes, from the rest of the entity.

NOTE  B  -  EQUIPMENT

Equipment  at  December  31,  2004  is  as  follows:

                                                              Average
                                                            Useful  Life
                                                            ------------
                  Automobile                    $15,000           3
                  Booting  equipment             25,000          10
                                                --------
                                                 40,000
                  Less: accumulated depreciation    650
                                                --------

                                                $39,350
                                                ========

                                      F 8

                 NATIONAL PARKING SYSTEMS, INC. AND SUBSIDIARIES
                (Formerly Cascade Mountain Mining Company, Inc.)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2004

NOTE  C  -  COVENANT-NOT-TO-COMPETE

The covenant-not-to-compete at December 31, 2004 is based upon a series of cash payments and notes issued to former shareholders for non-compete agreements. These agreements are being amortized over a period of 3 years.

NOTE  D  -  RELATED  PARTY  TRANSACTIONS

In connection with the merger, the Company issued a $30,000 note to the President and Chief Executive Officer, who was also the majority owner of one of the companies acquired, for a non-compete agreement. The note is payable at the rate of $900 per month commencing December 1, 2004 with a final balloon payment due on November 1, 2005. The note is unsecured and bears interest at the rate of 18% per annum. At December 31, 2003,, the balance due the President was $47,504. During the year 2004, this amount was reduced by $9,638 and the remaining balance of $37, 866 was contributed to equity.

NOTE  E  -  LONG-TERM  DEBT

Unsecured  note  payable  to former owner, dated November 2,
     2004,  in  connection  with  a  3  year covenant not to
     compete  agreement  in the amount of $25,000 payable in
     twelve  monthly  payments  of  $2,083  per  month.                $  22,917

Installment  loan  payable,  dated  November  2,  2004,  for equipment assumed in the merger. The loan is secured by
     a  vehicle  and  is payable at $464 per month including
     interest  of  6%.                                                    14,536

Note payable  ,  dated November 2, 2004,, in connection with the merger to a former shareholder for $100,000 for a 3
     year  non-compete  agreement.  The  note  is unsecured,
     non-interest  bearing,  and  is payable in 36 months at
     $2,778  per  month.                                                  97,222

Senior Secured Convertible Debenture dated October 15, 2004, maturing  October  15,  2005 to include advances not to
     exceed  $1,000,000  with  an  interest  rate of 10% per
     annum secured by all of the Company's assets. (See Note
     H  -  Commitments  and  Contingencies)                              285,000

Junior  Convertible  Debentures is the amount of $86,750 due
     January  31,  2010.  The  Debentures  are  non-interest
     bearing  and  is  convertible into the Company's common
     stock.  (See  also  Note  H  -  Commitments  and
     Contingencies)                                                       86,750
                                                                         -------
                                                                         506,425
Less:  current  portion                                                  346,827
                                                                         -------

Long-term  portion                                                      $159,598
                                                                         =======

                                      F 9

                 NATIONAL PARKING SYSTEMS, INC. AND SUBSIDIARIES
                (Formerly Cascade Mountain Mining Company, Inc.)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2004

NOTE  F  -  INCOME  TAXES

The Company has adopted Financial Accounting Statement SFAS No. 109, Accounting for Income Taxes. Under this method, the Company recognizes a deferred tax liability or asset for temporary differences between the tax basis of an asset or liability and the related amount reported on the financial statements. The principal types of differences, which are measured at the current tax rates, are net operating loss carry forwards. At December 31, 2004 and 2003, these differences resulted in a deferred tax asset of approximately $12,566 and
$7,636, respectively. SFAS No. 109 requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.
Since  realization  is  not  assured,  the  Company  has  recorded  a  valuation
allowance  for  the   entire  deferred  tax  asset,  and   the  accompanying
financial statements do not reflect any net asset for deferred taxes at December 31, 2004 and, 2003.

The Company's net operating loss carry forwards amounted to approximately $72,324 at December 31, 2004, which will expire through 2019.

NOTE  G  -  STOCKHOLDERS'  DEFICIT

The Company's certificate of incorporation was amended January 4, 2005 to change the name of the company from Cascade Mountain Mining Company, Inc. to National Parking Systems, Inc. Additionally, a 1 to 4,000 reverse stock split was effected. The financial statements for the year December 31, 2004 give effect to these transactions.

In connection with the reverse merger, 40,350,000 shares of the Company's common stock were issued to acquire National Parking Systems, Inc.

NOTE  H  -  COMMITMENTS  AND  CONTINGENCIES

Senior  Secured  Convertible  Debenture
---------------------------------------

On October, 15, 2004, the Company issued a Senior Secured Convertible Debenture which allows for the Company to borrow up to $1,000,000. $285,000 was outstanding at December 31, 2004. The Debenture is due October 15, 2005, bears interest at the rate of 10% per annum, and has a general security lien against all of the Company's assets. The Debenture, including accrued interest, is convertible into the Company's common stock at the lesser of a) 30% of the average of the three lowest closing prices in the twenty (20) trading days immediately preceding the conversion date or, b) $0.10. The Debenture contains restrictions on the issuance of additional shares of preferred or common stock, payment of dividends, or issuance of additional debentures without the consent of a majority of the Senior Convertible Debenture holders.

Junior  Convertible  Debenture
------------------------------

In connection with the merger, the Company issued $86,750 in 5 year Junior Convertible Debentures dated January 13, 2005. The Debentures are due January 31, 2010. The Debentures bear interest at the rate of 10% per annum and are unsecured. The holder of the Debentures is entitled to convert the Debentures plus accrued interest into common stock of the Company at the lesser of a) 30% of the average of the three lowest closing prices in the twenty (20) trading days immediately preceding the conversion date or, b) $0.001.

                                      F 10

                 NATIONAL PARKING SYSTEMS, INC. AND SUBSIDIARIES
                (Formerly Cascade Mountain Mining Company, Inc.)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2004

NOTE  H  -  COMMITMENTS  AND  CONTINGENCIES  (CONTINUED)

Warrant  Agreement
------------------

In connection with the merger, the Company, on January 5, 2005, issued a warrant to London Finance Group, LTD, a California corporation for 1,000,000 shares of the Company's common stock at an exercise price of $0.10 per share. They vest immediately and expire January 5, 2009. The warrants have participating rights should the Company file a registration statement with the Securities and Exchange Commission.

Consulting  Agreement
---------------------

The Company, on January 5, 2005, entered into a 2 year consulting agreement with London Finance Group, LTD. ("London"), a California corporation, for services relating to mergers, acquisitions, and the establishment of investment banking relationships. Under the terms of the consulting arrangement, the Company is to
a) pay a non-refundable retainer of $5,000 per month, b) issue 3,000,000 shares of the Company's common stock to be registered as promptly as possible but no later than the date the Company files its first registration statement, c) pay a fee of 10% of the consideration paid for any acquisition or sale by the Company and d) reimburse London for reasonable travel expenses. Additionally, the Company will issue to London a warrant to purchase up to 1,000,000 shares of the Company's common stock at an exercise price of $0.10 per share. The common stock issuable upon exercise will be registered at the Company's expense. The warrants vest immediately.

Employment  Agreement
---------------------

The Company, on December 1, 2005, entered into a 3 year employment agreement with the President and Chief Executive Officer. The agreement allows for an annual salary of $120,000 plus health benefits and an auto allowance.

Lease  Agreement
----------------

On February 13, 2004, the Company entered into a 5 year lease agreement for its corporate headquarters. Minimum annual rental payments for the next five years are as follows:

                              2005     $16,200
                              2006      16,200
                              2007      16,200
                              2008      16,200
                              2009       2,700

Other
-----

The Company's former Chief Executive Officer represented to the Company's former auditor that $200,000 in notes payable of the Company's former wholly-owned subsidiary ("Notes") belonged to him, and that he therefore was able to release the company from the obligations of the Notes in

                                      F 11

                 NATIONAL PARKING SYSTEMS, INC. AND SUBSIDIARIES
                (Formerly Cascade Mountain Mining Company, Inc.)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2004



NOTE  H  -  COMMITMENTS  AND  CONTINGENCIES  (CONTINUED)

Other  (continued)
------------------

connection with the General Release and Settlement Agreement he entered into with the Company. The Company has received an executed release for liability for $100,000 of such notes. The Company has been unable to determine whether the remaining $100,000 in notes was validly assigned, however as the remaining note was an obligation of the Company's former wholly-owned subsidiary, the Company is taking the position that it has no liability in connection with that note. There is a possibility that creditors of the Company's former wholly-owned subsidiary could make claims against the Company alleging various successor liability theories. While the Company believes that such claims would have no merit, it cannot assure that such claims will not be successful. If the Company is forced to pay liabilities associated with the Company's former wholly-owned subsidiary, the Company may be liable for the $100,000 note, any accrued and unpaid interest, as well as any other liabilities associated with the Company's former wholly-owned subsidiary which are unknown to the Company at this time. If the Company is forced to defend or pay for liabilities associated with the Company's former wholly-owned subsidiary, it could have a materially adverse effect on the Company's results of operations and financial condition.

                                      F 12

(B)  PRO  FORMA  FINANCIAL  INFORMATION

     The acquisition of ABS and BH by the Company will be accounted for using the purchase method of accounting. ABS and BH will be deemed the acquirer for accounting and financial reporting purposes. Because pro forma financial statements giving effect to the Exchange on a historical basis would be substantially identical to the financial statements of the Company, no pro forma financial statements are included herewith.

(C)  EXHIBITS:

     10.1(1)        Stock  Exchange  Agreement
     10.2(1)        Junior  Convertible  Debenture  -  The  Morpheus  Trust
     10.3(1)        Junior  Convertible  Debenture  -  The  Gateway  Real Estate
                            Investment  Trust
     10.4(1)        Junior  Convertible  Debenture  -  Picasso,  LLC
     10.5(1)        Junior  Convertible  Debenture  -  Burton  Partners,  LLC
     10.6(1)        Junior  Convertible Debenture - Livingston Investments, Ltd.
     10.7(1)        Senior  Secured  Debenture  with  Hyde  Investments,  Ltd.
     10.8(1)        Security  Agreement
     10.9(1)        Marc  Ebersole's  Employment  Agreement
     10.10(1)       Marc  Ebersole's  Covenant  Not  To  Compete
     10.11(1)       Consulting Agreement
     10.12(1)       Warrant Agreement
     10.13(2)       Addendum to Stock Exchange Agreement
     10.14(2)       General Release and Settlement Agreement

(1) Filed as Exhibits to the Company's Form 8-K filed on January 28, 2005, and incorporated herein by reference.

(2) Filed as Exhibits to the Company's Form 10-KSB filed on May 3, 2005, and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL  PARKING  SYSTEMS,  INC.

May 6,  2005


/s/  Marc  Ebersole
-------------------------
Marc  Ebersole
Chief  Executive  Officer